UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                        Commission File Number 000-31090

                             SYSTEMS EVOLUTION INC.
                           --------------------------
                           (Exact name of registrant)


                       IDAHO                          82-0291029
             ------------------------   ------------------------------------
             (State of incorporation)   (I.R.S. Employer Identification No.)


             10777 Westheimer Road, Suite 810, Houston, Texas 77477
             ------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (713) 979-1600
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c)) [GRAPHIC OMITTED]

Item 2.   Acquisition or disposition of Assets

         Purchase of CMS Technology Services LP

         1. The Transaction.

         Systems Evolution Inc. ("SEVI") entered into a definitive agreement to acquire CMS Technology Services LP and its general partner CMS
Associates, LLC ("CMS"), a San Antonio based network integration firm, on June 10, 2004, and closed the acquisition on July 27, 2004. In connection with the acquisition of CMS from its two stockholders, we paid the two selling stockholders $10,000 in cash, issued them $40,000 aggregate principal amount of our non-interest bearing notes dependent upon the note holders being retained by SEVI, and directly issued the two shareholders 200,000 shares of our common stock. The shares were valued at $0.52 per share for a total share price of $104,000.

         2. Description of Business of CMS Technology Services LP

         General.

         CMS's primary focus is Microsoft and Novell network integration.


Item 9.01.   Financial Statements or Exhibits

         a. Financial Statements.

                    CMS TECHNOLOGY SERVICES LP


                       FINANCIAL STATEMENTS
                               AND
                   INDEPENDENT AUDITOR'S REPORT


                          JUNE 30, 2004

                           CMS TECHNOLOGY SERVICES LP
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2004


                                    CONTENTS


                                                                            Page
                                                                            ----

Independent Auditor's Report.............................................     F1

Balance Sheet............................................................     F2

Statement of Operations..................................................     F3

Statement of Members' Deficit............................................     F4

Statement of Cash Flows..................................................     F5

Notes to Financial Statements............................................   F6-7

Item 9.01  Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.


                          INDEPENDENT AUDITOR'S REPORT


Board of Directors and Stockholders
CMS Technology Services, LP
San Antonio, Texas

We have audited the accompanying balance sheet of CMS Technology Services LP as of June 30, 2004, and the related statements of operations, members' deficit, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CMS Technology Services LP as of June 30, 2004, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.


Lopez, Blevins, Bork & Associates, LLP
Houston, Texas
January 3, 2005

                           CMS TECHNOLOGY SERVICES, LP
                                  BALANCE SHEET
                                  JUNE 30, 2004


                               ASSETS
CURRENT ASSETS:

   Cash                                                               $   6,553
   Accounts receivable, net of allowance of $0                           32,415
                                                                      ---------
            Total current assets                                         38,968

      Deposits                                                            1,643
      Furniture and Equipment, net                                       18,358
                                                                      ---------
            Total assets                                              $  58,969
                                                                      =========

                    LIABILITIES AND PARTNERS' DEFICIT

CURRENT LIABILITIES:
   Current maturities of note payable                                 $  13,800

   Line of credit                                                        39,000
   Accounts payable                                                      43,535

    Sales taxes payable                                                   3,037
                                                                      ---------
            Total current liabilities                                    99,372

LONG-TERM LIABILITIES:

    Notes payable                                                        56,649

    Unearned revenue                                                     57,549
                                                                      ---------
            Total long-term liabilities                                 114,198

COMMITMENTS

PARTNERS' DEFICIT:

   Partnership deficit                                                  (21,776)
   Accumulated deficit                                                 (132,825)
                                                                      ---------
            Total members' deficit                                     (154,601)
                                                                      ---------
            Total liabilities and members' deficit                    $  58,969
                                                                      =========


          See accompanying summary of accounting policies and notes to financial statements.

                           CMS TECHNOLOGY SERVICES, LP
                             STATEMENT OF OPERATIONS
                       YEARS ENDED JUNE 30, 2004 AND 2003


                                                           2004          2003
                                                        ---------     ---------
REVENUES                                                $ 676,944     $ 874,422

COST OF SALES                                             362,424       414,419
                                                        ---------     ---------

GROSS MARGIN                                              314,520       460,003

OPERATING EXPENSES:
  GENERAL AND ADMINISTRATIVE EXPENSES                     418,376       417,263
  DEPRECIATION                                              4,447         1,911
  IMPAIRMENT                                               54,000            --
  GAIN ON SALE OF ASSETS                                  (29,478)           --
                                                        ---------     ---------
                                                          447,345       497,810
                                                        ---------     ---------

NET LOSS                                                $(132,825)    $ (37,807)
                                                        =========     =========


          See accompanying summary of accounting policies and notes to financial statements.

                           CMS TECHNOLOGY SERVICES, LP
                         STATEMENTS OF MEMBERS' DEFICIT
                 PERIOD FROM JULY 1, 2002 THROUGH JUNE 30, 2004



                                                                        Total
                                                                      ---------
Balances, July 1, 2002                                                $ (28,041)

   Net loss                                                             (37,807)
   Partner contributions                                                 41,151
                                                                      ---------

Balances, July 1, 2003                                                  (24,697)

   Partner Contributions                                                 43,906
   Partner Distributions                                                (40,985)
   Net loss                                                            (132,825)
                                                                      ---------

Balances, June 30, 2004                                               $(154,601)
                                                                      =========




          See accompanying summary of accounting policies and notes to financial statements.

                           CMS TECHNOLOGY SERVICES, LP
                            STATEMENTS OF CASH FLOWS
                       YEARS ENDED JUNE 30, 2004 AND 2003

                                                                         2004         2003
                                                                      ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                           $(132,825)     (37,807)
   Adjustments to reconcile net loss to net cash provided by
      operating activities:
      Depreciation                                                        4,447        1,911
        Impairment                                                       54,000           --
   Changes in assets and liabilities:
      Accounts receivable                                                (6,941)      26,457

        Inventory                                                            --        7,804
         Other Assets                                                        79        2,436
         Accounts payable                                                 9,829      (19,219)
         Accrued expenses                                                (3,587)      (2,858)
      Unearned revenue                                                   57,549           --
                                                                      ---------    ---------
            Net cash provided by (used in) operating activities         (17,449)     (21,276)
                                                                      ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                   (18,696)      (4,145)
                                                                      ---------    ---------
            Net cash used in investing activities                       (18,696)      (4,145)
                                                                      ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Payment of debit                                                     (1,314)     (12,506)
    Proceeds from debt                                                    5,268       21,879
    Partner Distributions                                               (40,985)          --
   Partner Contributions                                                 43,906       41,151
                                                                      ---------    ---------
            Net provided by financing activities                          6,875       50,524
                                                                      ---------    ---------

NET CHANGE IN CASH                                                      (29,270)      25,103

CASH, beginning of year                                                  35,823       10,720
                                                                      ---------    ---------

CASH, end of year                                                     $   6,553    $  35,823
                                                                      =========    =========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Interest paid                                                      $   6,035    $   5,793
                                                                      =========    =========
   Income taxes paid                                                  $      --    $      --
                                                                      =========    =========

          See accompanying summary of accounting policies and notes to financial statements.

                           CMS TECHNOLOGY SERVICES, LP
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

CMS Technology Services LP (CMS) was formed in January 1, 2001. CMS is an IT support and systems integration company providing services primarily in San Antonio, Texas. The objective of CMS is to work with its customers to help improve efficiency, productivity and profitability of their operations.

Cash and Cash Equivalents - CMS considers all highly liquid investments purchased with an original maturity of three months or less to be cash and cash equivalents.

Furniture and Equipment - Property and equipment is stated at cost with depreciation calculated using the straight-line method over the estimated useful lives. When assets are retired or otherwise removed from the accounts, any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to expense as incurred, and significant renewals and improvements are capitalized.

Revenue Recognition - Revenues are recognized as services are provided, in accordance with customer consulting agreements.

        Allowance for Doubtful Accounts - Earnings are charged with a provision for doubtful accounts based on past experience, current factors, and management's judgment about collectiblility. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

Income Taxes - The Company is a general partnership. Under this structure for income tax purposes the net income or loss of the general partnership is allocated directly to the respective partners and is included in their individual tax returns. Therefore, no provision for income tax has been included in the financial statements for these entities.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - IMPAIRMENT

During the year ended June 30, 2004, the Company made a distribution to one of its partners in exchange for their interests in the Company and accordingly recorded an impairment charge related to the intangible assets acquired from the former partner's company.

NOTE 3 - FURNITURE AND EQUIPMENT

     Furniture and equipment consisted of the following as of June 30, 2004:

                                         ESTIMATED USEFUL
                                          LIVES IN YEARS
                                         ----------------
Furniture and office equipment                5 - 7                $    6,545
Computer equipment                            3 - 5                    18,418
                                                                   ----------
                                                                       24,963
Less: accumulated depreciation                                         (6,605)
                                                                   ----------
                                                                   $   18,358


NOTE 4 - LINE OF CREDIT

CMS entered into a revolving line of credit with Bank of America which is unsecured. The annual interest rate on unpaid principal is the prime rate plus 2%. Principal and interest were due on October 4, 2004.


NOTE 5 - NOTES PAYABLE

     CMS has a note payable to a bank that accrues interest at prime rate (4% at December 31, 2003) plus 1% and is due in monthly installments of $1,464 including interest with the remaining unpaid principal and interest due February 5, 2009. At June 30, 2004 $70,449 was outstanding on the note. The note is unsecured.


Principal repayments are as follows:

                                                Amount
                                            ------------
                    2005                    $     13,800
                    2006                          14,500
                    2007                          15,100
                    2008                          15,800
                    2009                          11,249
                                            ------------
                                            $     70,449
                                            ============


NOTE 6 - UNEARNED REVENUE

CMS sells blocks of time to clients for future IT repair, service, and maintenance needs which have no expiration date. At June 30, 2004, CMS has $57,549 remaining in future service due to clients.

NOTE 7 - MAJOR CUSTOMERS

During the year ended June 30, 2004, 27% of the Company's billings were to three customers.


NOTE 8 - COMMITMENTS

CMS currently leases its offices and warehouses under non-cancelable agreements which expire October 31, 2007. The lease provides for monthly payments of base rent and an unallocated portion of building operating costs.

Minimum future lease rentals are as follows:

    June 30,                                           Amount
    2005                                           $     22,490
    2006                                                 26,268
    2007                                                 29,850
    2008                                                 10,348
                                                   ------------
    Totals                                         $     88,956
                                                   ============


Rent expense was $17,921 and $17,896 for the years ending June 30, 2004 and 2003, respectively.


NOTE 9 - SUBSEQUENT EVENT

On July 24, 2004, Systems Evolution Inc. acquired 100% ownership of CMS for $40,000 in notes payable and 200,000 shares of restricted common stock of Systems Evolutions Inc.

(b) Pro forma financial information.


SYSTEMS EVOLUTION, INC.
PRO FORMA FINANCIAL INFORMATION


INTRODUCTION

The audited pro forma consolidated balance sheet includes the historical accounts of the Company and CMS Technology Services, LP at May 31, 2004 and gives effect to the CMS Technology acquisition and related financings and the issuance of $104,000 of common stock to purchase CMS Technology.

The audited pro forma consolidated statements of operations for the year ended May 31, 2004 includes the historical operations of the Company and gives effect to the acquisition and related financings as if they had occurred at June 1, 2003.

The audited pro forma consolidated financial statements are based on available information and the assumptions and adjustments described in the accompanying notes. The audited pro forma consolidated statements of operations do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results will be for any future periods. The audited pro forma financial statements are based upon assumptions and adjustments that we believe are reasonable. The audited pro forma consolidated financial statements are qualified in their entirety and should be read in conjunction with the historical financial statements and accompanying notes of the Company included in the annual report on Form 10-K/A for the year ended May 31, 2004, the quarterly report on Form 10-Q for the six month period ended November 30, 2004 and the audited financial statements of CMS Technology Services, LP for the year ended June 30, 2004.

The CMS Technology, LP acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of June 30, 2004. Further adjustments to the acquired assets and assumed liabilities will be made following completion of a third-party appraisal of the intangible assets acquired and following more detailed reviews by management of tangible assets acquired and liabilities assumed. Changes in the estimated fair value of acquired assets and assumed liabilities will be reflected as a change in the allocated fair value of the identifiable tangible and intangible assets and liabilities and goodwill in the period in which this determination is made.

The following audited pro forma consolidated balance sheet and statement of operations should be read in connection with the "Notes to Audited Pro Forma Consolidated Balance Sheet" and "Notes to Audited Pro Forma Consolidated Statements of Operations" presented below and the historical financial statements included elsewhere or incorporated by reference.

                             SYSTEMS EVOLUTION, INC.
            PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS (Audited)
                                  MAY 31, 2004

                                                                       CMS
                                                     Systems       Technology       Pro Forma
                                                    Evolution,      Services,      Adjustments  Pro Forma
                                                       Inc.         Inc.(a)            (b)     Consolidated
                                                   -----------    -----------       --------   -----------
ASSETS
Cash                                               $    19,522    $     6,553                  $    26,075
Accounts receivable, net of allowance of $15,000
  and $0                                               107,369         32,415                      139,784
                                                   -----------    -----------       --------   -----------

     Total current assets                              126,891         38,968                      165,859

INTANGIBLES                                            143,150              0        298,601(c)    441,751
FURNITURE & EQUIPMENT, NET                              55,883         18,358                       74,241
OTHER                                                                   1,643                        1,643
                                                   -----------    -----------       --------   -----------

     Total assets                                  $   325,924    $    58,969       $298,601   $   683,494
                                                   ===========    ===========       ========   ===========

           LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable                                 $    48,515    $    43,535                  $    92,050
  Accrued Expenses                                     192,369          3,037                      195,406
  Current portion, long-term debt                        5,000         13,800                       18,800
  Notes payable                                        150,973         39,000         40,000(e)    229,973
                                                   -----------    -----------       --------   -----------

     Total current liabilities                         396,857         99,372         40,000       536,229

Long-term debt, net of current portion                  11,137         56,649                       67,786
Unearned revenue                                                       57,549                       57,549
                                                   -----------    -----------       --------   -----------

     Total liabilities                                 407,994        213,570         40,000       661,564

Commitments

STOCKHOLDERS' EQUITY
  Common stock, no par value                         2,679,765                       104,000(f)  2,783,765
  Members' deficit                                                   (154,601)       154,601(g)          0
  Accumulated deficit                               (2,761,835)                                 (2,761,835)
                                                   -----------    -----------       --------   -----------

     Total stockholders' equity                        (82,070)      (154,601)                      21,930
                                                   -----------    -----------       --------   -----------

Total liabilities and stockholders' equity         $   325,924    $    58,969       $298,601   $   683,494
                                                   ===========    ===========       ========   ===========

                             SYSTEMS EVOLUTION, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Audited)
                             YEAR ENDED MAY 31, 2004

                                          Systems       CMS Technology    Pro Forma          Pro Forma
                                      Evolution, Inc.  Services, LP (a)  Adjustments       Consolidated
                                      --------------   ---------------   -----------       -----------
Revenues ...........................   $   656,676       $   314,520                       $   971,196

Operating Expenses .................                                                                 0
 Payroll and related costs .........       876,293           299,219          20,000(b)      1,195,512
 General, administrative and selling     2,514,070           148,126          78,137(c)      2,740,333
                                       -----------       -----------     -----------       -----------
                                         3,390,363           447,345          98,137         3,935,845
                                       -----------       -----------     -----------       -----------

Loss from operations ...............   ($2,733,687)      ($  132,825)    ($   98,137)      ($2,964,649)
                                       ===========       ===========     ===========       ===========

Earnings per Share                                                                              ($0.07)
                                                                                           ===========
Weighted Average Number
  of Shares Outstanding                                                                     45,559,510
                                                                                           ===========

Notes to Condensed Consolidated Pro Forma Statement of Income

(a) - Certain reclassifications have been made to conform CMS Technology Services, LP's financials to the Company's presentation.

(b) - Represents the increase in salaries of senior management in connection with the acquisition.

(c) - Represents the amortization of intangibles in connection with the acquisition.

         b. Exhibits.

             99.1 Press Release by Systems Evolution, Inc. dated July 29, 2004, concerning the acquisition of CMS Technology Services by Systems Evolution Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: March 21, 2005                            Systems Evolution, Inc.


                                                /s/ Robert C. Rhodes
                                                ---------------------------
                                                Robert C. Rhodes
                                                Chief Executive Officer